                                                                  EXHIBIT 10.19

                            INDEMNIFICATION AGREEMENT



     THIS INDEMNIFICATION AGREEMENT is made and entered into this 28th day of April, 1994 by and between ACME METALS INCORPORATED, a Delaware Corporation (hereinafter the "Company"), and Carol O'Cleireacain, who as of the execution date hereof is serving as a Director of the Company (hereinafter the "Indemnitee").


                              W I T N E S S E T H:


     WHEREAS, the Indemnitee is rendering valuable services to the Company; and

     WHEREAS, the Company desires to receive and continue to receive the benefits of the Indemnitee's advice, experience, knowledge, counsel, dedication, service to the Company and to maintain and preserve the continuity in the management of the affairs and business of the Company for the benefit of the Company's stockholders; and

     WHEREAS, Section 145 of the General Corporation Law of the State of Delaware ("Corporation Law") providing for the indemnification of directors, officers, employees and agents of the Company specifically provides that the Corporation Law is not exclusive and authorizes any corporation formed thereunder to enter into an agreement or agreements to indemnify directors, officers, employees, agents and former directors, officers, employees and agents, both as to actions in their official capacity and as to actions in another capacity while holding such office, and as to persons who have ceased to be a director, officer, employee or agent and that such indemnification shall inure to the benefit of the heirs, executors and administrators of such persons; and

     WHEREAS, in accordance with the authorization provided by said Corporation Law, the Company has purchased and presently maintains a policy or policies of Directors and Officers Liability Insurance ("D & O Insurance") covering certain liabilities which may be incurred by its directors, officers and employees in the performance of their duties for the Company; and

     WHEREAS, recent developments with respect to the terms and availability of D & O Insurance and with respect to the application, amendment and enforcement of statutory and by-law indemnification provisions generally have raised questions concerning the adequacy and reliability of the protection afforded to directors, officers and employees thereby; and

     WHEREAS, the Company wishes to insure that the Indemnitee will be in a position to exercise her best good-faith and independent judgment for the benefit for the Company's stockholders in the management of the business and affairs of the Company without undue cause or concern for her personal financial liability and secure in the knowledge that the costs, expenses, liability and loss which may be incurred by her in her good-faith performance of her duties and service to the Company will be borne by the Company or its successors and assignees in accordance with applicable law and the terms of this Indemnification Agreement; and
     WHEREAS, the Company desires the Indemnitee to contest all unjustified investigations, claims, actions, suits and proceedings which have or may arise in the future as a result of the Indemnitee's service to the Company; and

     WHEREAS, in order to resolve such questions and accomplish the foregoing purposes and thereby induce the Indemnitee to continue to render said services to the Company, the parties believe it appropriate and desirable to enter into this Indemnification Agreement and memorialize and affirm the Company's indemnification obligations to the Indemnitee, as authorized by the resolution adopted by the Board of Directors on May 16, 1992;

     NOW THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

     1.   DEFINITIONS

          A. "Indemnitee" means any person who is, was or has agreed to become a director, officer, employee or agent of the Company or of any constituent corporation absorbed by the Company in a consolidation, merger or acquisition and any person who is, was or has agreed to become a director, officer, trustee, employee or agent of any other enterprise and serving as such at the request of the Company or of any such constituent corporation, or the legal representative of any of the foregoing persons;

          B. "Other Enterprise" means any domestic or foreign corporation, other than the Company, and any partnership, joint venture, sole proprietorship, trust or other legal entity, whether for profit or non-profit.

          C. "Indemnifiable Litigation" means, collectively, any present or future threatened, pending or contemplated investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative;

          D. "Indemnifiable Expenses" means the cost, expense, liability and loss, including, but not limited to, attorney's fees and disbursements and amounts of judgments, fines, penalties and amounts actually paid or to be paid in any settlement approved in advance by the Company (which approval shall not be unreasonably withheld); PROVIDED, HOWEVER, that the same shall not in any event, include any cost, expense, liability or loss on account of profits realized in the purchase or sale of securities of the Company.

     2.   INDEMNITY

          Pursuant to its authority under Section l45 of the General Corporation Law of the State of Delaware, its Certificate of Incorporation and its by-laws:

          A.   PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE COMPANY:
               The Company hereby agrees to indemnify and hold Indemnitee harmless from and against any and all Indemnifiable Expenses, to the extent that the Indemnitee has not previously been reimbursed by insurance, that may be reasonably incurred by or imposed upon her in connection with, resulting from, or arising out of any Indemnifiable Litigation (other than an action by or in the right of the Company) to which the Indemnitee is, or may become, a party, or otherwise, by reason of her being or having been:

               (a)  a director, officer, employee or agent of this Company; or

               (b) a director, officer, employee or agent of any enterprise when serving or having served as the same at the request of this Company, whether or not she continues to be such at the time the Indemnifiable Expenses shall be or have been incurred or imposed, if she acted in good faith and in a manner she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe her conduct was unlawful.

          B.   PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY:

               The Company hereby agrees to indemnify and hold Indemnitee harmless from and against any and all Indemnifiable Expenses, to the extent that the Indemnitee has not previously been reimbursed by insurance, that may be reasonably incurred by or imposed upon her in connection with, resulting from, or arising out of any Indemnifiable Litigation by or in the right of the Company to procure a judgment in its favor to which the Indemnitee is, or may become, a party, or otherwise, by reason of her being or having been:

               (a)  a director, officer, employee or agent of this Company; or

               (b) a director, officer, employee or agent of any other enterprise when serving or having served as the same at the request of the Company, whether or not she continues to be such at the time the Indemnifiable Expenses shall be or have been incurred or imposed, if she acted in good faith and in a manner she reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable for negligence or misconduct in the performance of her duty to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

          C.   TERMINATION OF PROCEEDINGS:

               The termination of any Indemnifiable Litigation by judgment, order, settlement, conviction, or upon a plea nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which she reasonably believed to be in, or not opposed to, the best interests of this Company, and with respect to any criminal action or proceeding, the Indemnitee had no reasonable cause to believe her conduct was unlawful.

          D.   CONTINUATION OF INDEMNITY:

               All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee, trustee or agent of another enterprise) and shall continue thereafter so long as the Indemnitee shall be subject to any Indemnifiable Litigation or Indemnifiable Expense.

     3.   MAINTENANCE OF INSURANCE AND SELF INSURANCE:

          A. The Company represents that as of the date hereof it presently has in force and effect a policy or policies of D & O Insurance with an aggregate coverage in the amount of $50,000,000. Subject only to the provisions of Section 3B hereof, the Company agrees, so long as the Indemnitee shall be subject to any possible Indemnifiable Litigation or Indemnifiable Expenses arising out of or resulting therefrom, the Company will employ its best efforts to purchase and maintain in effect for the benefit of Indemnitee one or more valid, binding and enforceable policy or policies of D & O Insurance providing, in all respects, coverage at least as comparable to that presently provided pursuant to the existing policy or policies of insurance.

          B. Notwithstanding Section 3A above, the Company shall not be required to maintain or to obtain in substitution thereof, said policy or policies of D & O Insurance in effect if said insurance, in the reasonable business judgment of the then directors of the Company, is not reasonably available or if either:

               (a) the premium cost for such insurance is substantially disproportionate to the amount of coverage; or

               (b) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit from such insurance.

          C. In the event the Company does not purchase and maintain said policy or policies of D & O Insurance pursuant to the provisions of Section 3B hereof, the Company agrees to indemnify and hold Indemnitee harmless to the full extent of the coverage which would otherwise have been provided for the benefit of Indemnitee pursuant to said insurance.

     4.   REPAYMENT OF INDEMNIFIABLE EXPENSES:

          Indemnifiable Expenses incurred by the Indemnitee with respect to any Indemnifiable Litigation shall be advanced by the Company to the Indemnitee prior to the final disposition thereof upon receipt by the Company of the undertaking by, or on behalf of, the Indemnitee, substantially in the form attached hereto as Exhibit "A", to repay all amounts so advanced should it ultimately be determined that the Indemnitee is not entitled to indemnification by the Company pursuant to this Indemnification Agreement or otherwise.

     5.   LEGAL COUNSEL:

          The Indemnitee shall have the right to retain independent legal counsel to represent her in connection with any Indemnifiable Litigation or may designate the Company as her agent for the retention of counsel.

     6.   NOTIFICATION:

          The Indemnitee shall promptly advise the Company, in writing, of the institution of any Indemnifiable Litigation which is or may be subject to this Indemnification Agreement and keep the Company informed of and consult with the Company with respect to the status of any such Indemnifiable Litigation.

     7.   RIGHTS NOT EXCLUSIVE - OTHER RIGHTS:

          The rights of indemnification provided in this Indemnification Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled to indemnification by reason of any statute, contract, agreement, by-law, vote of stockholders or disinterested directors, as a matter of law, or otherwise.

     8.   BINDING EFFECT:

          This Indemnification Agreement establishes contract rights which shall be binding upon and shall inure to the benefit of the successors, assignees, heirs, and legal representatives to the parties hereto.

     9.   SEPARABILITY:

          Each of the provisions of this Indemnification Agreement is a separate and distinct agreement and independent of the others, so that if any provision or paragraph of this Indemnification Agreement, or any clause thereof, be held to be invalid, illegal or unenforceable in whole or in part, the remaining provisions, paragraphs and clauses of this Indemnification Agreement shall remain fully valid, enforceable and binding on the parties hereto.

     10.  AMENDMENT AND TERMINATION:

          No amendment, modification, termination or cancellation of this Indemnification Agreement shall be effective unless in writing and signed by both parties hereto.

     11.  GOVERNING LAW:

          The validity, interpretation, performance and enforcement of this Indemnification Agreement shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this Indemnification Agreement to be duly executed on its behalf and the Indemnitee has duly executed this Indemnification Agreement on the day and year first above written.


(CORPORATE SEAL)                        ACME METALS INCORPORATED


ATTEST:


/s/ Edward P. Weber, Jr.                /s/ B. W. H. Marsden
-------------------------          By:  ------------------------------------
Edward P. Weber, Jr.                    Brian W. H. Marsden
Secretary                               Chairman and Chief Executive Officer


                                        INDEMNITEE:


                                        /s/ Carol O'Cleireacain
                                        ------------------------------------
                                        Carol O'Cleireacain

                                                                       EXHIBIT A


                              UNDERTAKING AGREEMENT



     THIS AGREEMENT is made and entered into this ____ day of__________) l99_, between ACME METALS INCORPORATED, a Delaware corporation ("the Company"), and __________________________________, who as of the execution date hereof is serving as _________________________________________________ of ACME METALS
INCORPORATED ("the Indemnitee").


                                   WITNESSETH:


     WHEREAS, the Indemnitee may become involved in investigations, claims, actions, suits or proceedings which have arisen or may arise in the future as a result of the Indemnitee's service to the Company; and


     WHEREAS, the Indemnitee desires that the Company pay any and all expenses (including, but not limited to, attorney's fees and court costs) actually and reasonably incurred by the Indemnitee or on her behalf in defending or investigating any such matters and that such payment be made in advance of the final disposition of such investigations, claims, actions, suits or proceedings to the extent that the Indemnitee has not previously been reimbursed for the same by insurance; and

     WHEREAS, the Company is willing to make such advance payments but, in accordance with Section l45 of the General Corporation Law of the State of Delaware and Article VIII of the by-laws of the Company, the Company may make such payments only if it receives an undertaking from the Indemnitee to repay the same if it is determined that the Indemnitee is not entitled to indemnification; and

     WHEREAS, the Indemnitee is willing to give such an undertaking;

     NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. In regard to any payments made either directly by the Company to the Indemnitee, or on her behalf, pursuant to the terms of the Indemnification Agreement made this same day between the parties, the Indemnitee hereby undertakes and agrees to repay to the Company any and all amounts so paid promptly and in any event within thirty (30) days after the disposition, including any appeals, of any litigation or threatened litigation on account of which payments were made, PROVIDED, HOWEVER, to the extent that the Indemnitee is entitled to be indemnified under the terms of said Indemnification Agreement, Section l45 of the General Corporation Law of the State of Delaware, Article VIII of the by-laws of the Company, or other applicable law, Indemnitee shall not be required to repay the amounts as to which she is determined to be entitled to indemnification.

     2. This Agreement shall not affect in any manner any rights which the Indemnitee may have against the Company, any insurer, or any other person to seek indemnification for or reimbursement of any expenses referred to herein or any judgment which may be rendered in any litigation or proceeding.

     IN WITNESS WHEREOF, the Company has caused this Undertaking Agreement to be duly executed on its behalf and the Indemnitee has duly executed this Undertaking Agreement on the day and year first above written.



(CORPORATE SEAL)                        ACME METALS INCORPORATED



ATTEST:



                                       By:
------------------------                  -----------------------------------
Edward P. Weber, Jr.                    Brian W. H. Marsden
Secretary                               Chairman and Chief Executive Officer




                                        INDEMNITEE:




                                        -------------------------------------

                              UNDERTAKING AGREEMENT




     THIS AGREEMENT is made and entered into this 28th day of April, l994, between ACME METALS INCORPORATED, a Delaware corporation ("the Company"), and Carol O'Cleircain, who as of the execution date hereof is serving as a Director of ACME METALS INCORPORATED ("the Indemnitee").



WITNESSETH:


     WHEREAS, the Indemnitee may become involved in investigations, claims, actions, suits or proceedings which have arisen or may arise in the future as a result of the Indemnitee's service to the Company; and

     WHEREAS, the Indemnitee desires that the Company pay any and all expenses (including, but not limited to, attorney's fees and court costs) actually and reasonably incurred by the Indemnitee or on her behalf in defending or investigating any such matters and that such payment be made in advance of the final disposition of such investigations, claims, actions, suits or proceedings to the extent that the Indemnitee has not previously been reimbursed for the same by insurance; and

     WHEREAS, the Company is willing to make such advance payments but, in accordance with Section l45 of the General Corporation Law of the State of Delaware and Article VIII of the by-laws of the Company, the Company may make such payments only if it receives an undertaking from the Indemnitee to repay the same if it is determined that the Indemnitee is not entitled to indemnification; and

     WHEREAS, the Indemnitee is willing to give such an undertaking;

     NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. In regard to any payments made either directly by the Company to the Indemnitee, or on her behalf, pursuant to the terms of the Indemnification Agreement made this same day between the parties, the Indemnitee hereby undertakes and agrees to repay to the Company any and all amounts so paid promptly and in any event within thirty (30) days after the disposition, including any appeals, of any litigation or threatened litigation on account of which payments were made, PROVIDED, HOWEVER, to the extent that the Indemnitee is entitled to be indemnified under the terms of said Indemnification Agreement, Section l45 of the General Corporation Law of the State of Delaware, Article VIII of the by-laws of the Company, or other applicable law, Indemnitee shall not be required to repay the amounts as to which she is determined to be entitled to indemnification.

     2. This Agreement shall not affect in any manner any rights which the Indemnitee may have against the Company, any insurer, or any other person to seek indemnification for or reimbursement of any expenses referred to herein or any judgment which may be rendered in any litigation or proceeding.


     IN WITNESS WHEREOF, the Company has caused this Undertaking Agreement to be duly executed on its behalf and the Indemnitee has duly executed this Undertaking Agreement on the day and year first above written.






(CORPORATE SEAL)                        ACME METALS INCORPORATED



ATTEST:

/s/ Edward P. Weber, Jr.                /s/ B. W. H. Marsden
-------------------------               ------------------------------------
Edward P. Weber, Jr.                    Brian W. H. Marsden
Secretary                               Chairman and Chief Executive Officer


                                        INDEMNITEE:


                                        /s/ Carol O'Cleireacain
                                        ------------------------------------
                                        Carol O'Cleireacain



                                       -2-